[LOGO OF CUNA MUTUAL GROUP]
---------------------------                         FLEXIBLE PREMIUM DEFERRED
        CUNA Mutual Insurance Society               VARIABLE ANNUITY APPLICATION
        2000 Heritage Way
        Waverly, IA  50677

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1. PLAN OPTION  REQUIRED.  Select only one plan option.
================================================================================

   MEMBERS(R) Variable Annuity III
   Flexible choices for your retirement          [ ] STANDARD PLAN            [ ] FOUR-YEAR PLAN        [ ] EXTRA CREDIT PLAN

   I UNDERSTAND THAT CONTRACT VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

   PENNSYLVANIA: If Extra Credit plan is selected above, form 2009-PPC-PADIS, Extra Credit Plan Disclosure, must be left with the applicant.

================================================================================
2. PARTIES TO THE CONTRACT REQUIRED. All parties must be age 85 or younger on contract issue date. Any owner named below must be
                           at least age 18 (age 15 in North Carolina, age 19 in Nebraska and Alabama and age 21 in Mississippi and Puerto Rico).
================================================================================
   a. ANNUITANT (OWNER) The annuitant is the owner unless a different owner is named section 2c. If annuitant is under age 18 (age 15 in North Carolina, age 19 in Nebraska and Alabama and age 21 in Mississippi and Puerto
      Rico), a different owner must be named in section 2c.

      Name _______________________    _____   ____________________________________________
           FIRST                      MI      LAST

      SSN _______________________________     DATE OF BIRTH ______________________________   GENDER         [ ] Male  [ ] Female

      Mailing Address ____________________________________________________________________   U.S. Citizen   [ ] Yes   [ ] No

      City _______________________________________   State _______   Zip _________________   Daytime Phone _____________________

   -----------------------------------------------------------------------------
   b. CO-ANNUITANT For non-qualified only. Only a co-annuitant who is the spouse of the annuitant, as defined under federal tax law, will qualify for certain tax benefits available to spouses under federal tax law.
      [ ] Co-annuitant only.
      [ ] Co-annuitant and co-owner. Do not complete section 2d.

      Name _______________________    _____   ____________________________________________   Relationship  _____________________
           FIRST                      MI      LAST                                                         TO ANNUITANT

      SSN _______________________________     Date of Birth ______________________________   Gender         [ ] Male  [ ] Female

      Mailing Address ____________________________________________________________________   U.S. Citizen   [ ] Yes   [ ] No

      City _______________________________________   State _______   Zip _________________   Daytime Phone _____________________

   -----------------------------------------------------------------------------
   c. OWNER (IF OTHER THAN ANNUITANT) For non-qualified only. For a trust owner, include a copy of the pages of the trust document which indicate trust name, trust date, trustee name(s), investment authority and signature(s), or complete form 1919(CML), Trustee Certification of Insurance/Annuity Powers.

      Name _______________________________________________________________________________   Relationship  _____________________
           INDIVIDUAL/TRUST/CREDIT UNION                                                                   TO ANNUITANT

      Person Authorized to Receive Correspondence ______________________________________________________________________________
                                                  IF TRUST OR CREDIT UNION

      Trustee/Authorized Officer Name(s) _________________________________________________   Date of Trust _____________________
                                         IF TRUST OR CREDIT UNION

      SSN/EIN ______________________________________   Date of Birth _____________________   Gender         [ ] Male  [ ] Female

      Mailing Address ____________________________________________________________________   U.S. Citizen   [ ] Yes   [ ] No

      City _________________________________________    State _______   Zip ______________   Daytime Phone _____________________

   -----------------------------------------------------------------------------
   d. CO-OWNER (IF OTHER THAN CO-ANNUITANT) For non-qualified only. Only a co-owner who is the spouse of the annuitant, as defined under federal tax law, will qualify for certain tax benefits available to spouses under federal tax law.

      Name _______________________    _______    _________________________________________   Relationship  _____________________
           FIRST                      MI         LAST                                                      TO ANNUITANT

      SSN __________________________________     Date of Birth ___________________________   Gender         [ ] Male  [ ] Female

      Mailing Address ____________________________________________________________________   U.S. Citizen   [ ] Yes   [ ] No

      City _______________________________________    State ________    Zip ______________   Daytime Phone _____________________

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3.  PLAN TYPE AND PURCHASE PAYMENT   REQUIRED. Complete sections 3a, 3b and 3c.
                                               Make checks payable to CUNA
                                               Mutual Insurance Society.
================================================================================

   a. INITIAL PURCHASE PAYMENT For non-qualified, minimum 1st-year premium is $5,000. For all other plan types, minimum 1st-year premium is $2,000. The initial purchase payment applied will be equal to the actual amount received by the Company.

      SUBMITTED WITH APPLICATION  $ _____________________________________       ESTIMATED TOTAL AMOUNT  $ ______________________

   b. PLAN TYPE AND PAYMENT CLASSIFICATION Select only one plan type and complete the row for that type. For SEP IRA, complete form 5305-SEP. For Beneficiary IRA, complete forms CLS-520, CLS-521 and CLS-381. Only credit union-owned 457 plans are allowed. For IRAs, current and prior year contributions will be determined based on signed date of application.


PLAN TYPE           PAYMENT CLASSIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
[ ] NON-QUALIFIED   $____________________  $__________________
                    NON-1035 EXCHANGE      1035 EXCHANGE

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[ ] TRADITIONAL IRA $____________________  $__________________  $_______________________  $_______________________
                    ROLLOVER               TRANSFER             CURRENT YR CONTRIBUTION    PRIOR YR CONTRIBUTION

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[ ] ROTH IRA        $____________________  $__________________  $_______________________  $_______________________ $_______________
                    ROLLOVER               TRANSFER             CURRENT YR CONTRIBUTION    PRIOR YR CONTRIBUTION    ROTH CONVERSION

-----------------------------------------------------------------------------------------------------------------------------------

[ ] SEP IRA         $____________________  $__________________  $_______________________  $_______________________
                    ROLLOVER               TRANSFER             CURRENT YR CONTRIBUTION    PRIOR YR CONTRIBUTION

-----------------------------------------------------------------------------------------------------------------------------------

[ ] BENEFICIARY IRA $____________________  $__________________
                    ROLLOVER               TRANSFER

-----------------------------------------------------------------------------------------------------------------------------------

[ ] 457(B)          $____________________  $__________________
                    NEW MONEY              TRANSFER

-----------------------------------------------------------------------------------------------------------------------------------

[ ] 457(F)          $____________________  $___________________
                    NEW MONEY              TRANSFER
-----------------------------------------------------------------------------------------------------------------------------------

OREGON: SEP IRA is not available.
PUERTO RICO: Only non-qualified is available.

C. SOURCE OF PAYMENTS For each payment, list the source/company name from which funds are expected, estimated amount and plan type of existing contract.

SOURCE/COMPANY NAME                         ESTIMATED AMOUNT                  EXISTING PLAN TYPE
________________________________________  $ ________________________________  _________________________________
________________________________________  $ ________________________________  _________________________________
________________________________________  $ ________________________________  _________________________________
________________________________________  $ ________________________________  _________________________________
________________________________________  $ ________________________________  _________________________________

================================================================================
4.  REPLACEMENT  REQUIRED. Answer both questions and complete as appropriate.
                 See the Instruction Sheet provided with this application to determine if replacement forms are required in owner's state of residence for any "yes" responses below.
================================================================================

[ ] Yes     [ ] No  Do you have any existing life insurance or annuities with our Company or any other company?

                    If yes, a completed Important Notice: Replacement of Life Insurance or Annuities must accompany this application if required by the owner's state of residence.

[ ] Yes     [ ] No  Will this contract replace, discontinue or change any existing life insurance or annuities with our Company or any other company?

                    If yes, a completed Replacement Form must accompany this application if required by the owner's state of residence.

                 COMPANY NAME OF POLICY BEING REPLACED                                            POLICY NUMBER
                 _____________________________________________________________________            ___________________________
                 _____________________________________________________________________            ___________________________
                 _____________________________________________________________________            ___________________________

================================================================================
 5. BENEFICIARY  REQUIRED. List each beneficiary for your contract and check whether they are primary or contingent.
================================================================================

    To list more beneficiaries, use section 11 or a separate signed and dated paper. If no primary beneficiary is named, the primary will be the estate of the annuitant. If the type of beneficiary is not checked, we will assume the type is primary. The owner has the right to predetermine how the beneficiary will receive the death benefit by completing form 40RESTRICT, Beneficiary Designation with Restricted Payout Options. Do not include fractions or percents for even distribution of proceeds.

FOR INDIVIDUAL  BENEFICIARIES:
[ ] Primary     __________________________________  ___________________________________________
[ ] Contingent  NAME                                ADDRESS
                ________________________  _______________________________  ____________________
                RELATIONSHIP              SSN                              DATE OF BIRTH

[ ] Primary     __________________________________  ___________________________________________
[ ] Contingent  NAME                                ADDRESS
                ________________________  _______________________________  ____________________
                RELATIONSHIP              SSN                              DATE OF BIRTH

[ ] Primary     __________________________________  ___________________________________________
[ ] Contingent  NAME                                ADDRESS
                ________________________  _______________________________  ____________________
                RELATIONSHIP              SSN                              DATE OF BIRTH

[ ] Primary     __________________________________  ___________________________________________
[ ] Contingent  NAME                                ADDRESS
                ________________________  _______________________________  ____________________
                RELATIONSHIP              SSN                              DATE OF BIRTH

[ ] Primary     __________________________________  ___________________________________________
[ ] Contingent  NAME                                ADDRESS
                ________________________  _______________________________  ____________________
                RELATIONSHIP              SSN                              DATE OF BIRTH

[ ] Primary     __________________________________  ___________________________________________
[ ] Contingent  NAME                                ADDRESS
                ________________________  _______________________________  ____________________
                RELATIONSHIP              SSN                              DATE OF BIRTH

FOR TRUST BENEFICIARIES:
[ ] Primary     __________________________________  ___________________________________________
[ ] Contingent  NAME OF TRUST                       ADDRESS
                _________________________________________________________  ____________________
                TRUSTEE NAME(S)                                            DATE OF TRUST

    WISCONSIN: If owner is married and names someone other than their spouse as primary beneficiary, the spouse must give consent by signing in section 14.

================================================================================
                                      OPTIONAL. See form CLS-56,
 6. PHONE/FAX/INTERNET AUTHORIZATION  Phone/Fax/Internet Authorization, for
                                      details on what transactions can be
                                      authorized.
================================================================================

    ALL STATES EXCEPT FLORIDA:
    I understand that I will automatically have phone/fax/internet authorization unless the following box is marked:
       o I do NOT want this authorization.
    I understand that the registered representative/agent/insurance producer assigned to my contract will automatically have phone/fax/internet authorization unless the following box is marked:
       o I do NOT want the registered representative/agent/insurance producer assigned to my contract to have this authorization.

    FLORIDA: Authorization will only be in effect if the option is elected.
    I understand that I have the option to have phone/fax/internet authorization.
       o I DO want this authorization.
       o I do NOT want this authorization.
    I understand that I have the option to allow the agent assigned to my contract to have phone/fax/internet authorization.
       o I DO want the agent assigned to my contract to have this authorization.
       o I do NOT want the agent assigned to my contract to have this authorization.

================================================================================
                     OPTIONAL. Select only one living benefit rider from
 7. LIVING BENEFITS  section 7. Living benefits below are available for additional charge. Not available with Beneficiary IRAs.
================================================================================

    a. GUARANTEED MINIMUM ACCUMULATION BENEFIT (GMAB) Annuitant must be age 85 or younger on contract issue date. Available only if the initial purchase payment is $1,000,000 or less.

       [ ] 10-YEAR PRINCIPAL PROTECTOR

       WASHINGTON: GMAB is not available.

--------------------------------------------------------------------------------

    b. GUARANTEED LIFETIME WITHDRAWAL BENEFIT (GLWB) Annuitant must be between ages 55 and 85 on contract issue date. If a co-annuitant is named in section 2b, the younger annuitant must be the one named in section 2a. Step-ups may be elected now or after contract issue.

       [ ] INCOME NOW - INCOME PROTECTOR   [ ] INCOME LATER - INCOME PROTECTOR
         [ ] I elect the automatic           [ ] I elect the automatic step-up
             step-up option.                     option.

       PENNSYLVANIA: If a GLWB is selected above, form 2009-GLWB-MG-PADIS, Understanding Your Guaranteed Lifetime Withdrawal Benefit, must be left with the applicant.

================================================================================
                    OPTIONAL. Select one or more death benefit riders from
 8. DEATH BENEFITS  section 8. Death benefits below are available for additional charge.
================================================================================

    a. ADDITIONAL DEATH BENEFITS Annuitant must be age 75 or younger on contract issue date. Not available if a GLWB is selected in section 7b.

       [ ] MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT
       [ ] 3% ANNUAL GUARANTEE DEATH BENEFIT
       [ ] EARNINGS ENHANCED DEATH BENEFIT Available only if Maximum Anniversary
           Value Death Benefit and/or 3% Annual Guarantee Death Benefit are selected above. Not available if Extra Credit plan is selected in section 1. Not available if Spouse/Partner Beneficiary Death Benefit is selected in section 8b.

       NEW JERSEY: No additional death benefits are available.
       WASHINGTON: Only the Maximum Anniversary Value Death Benefit is available.

--------------------------------------------------------------------------------

    b. SPOUSE/PARTNER BENEFICIARY DEATH BENEFIT For non-qualified only. Not available if Earnings Enhanced Death Benefit is selected in section 8a. Available only if: (1) there is a sole annuitant/owner named in section 2a and no one is named in sections 2b, 2c and 2d; (2) the annuitant/owner's spouse/partner is named as the sole primary beneficiary in section 5 (although one or more contingent beneficiaries may also be named); (3) the sole primary beneficiary signs in section 14; and (4) the annuitant/owner and their spouse/partner beneficiary are both age 75 or younger on contract issue date.

[ ] SPOUSE/PARTNER BENEFICIARY DEATH BENEFIT  Date of Birth ____________________ Gender    [] Male   [] Female
                                                              OF SPOUSE/PARTNER

    CALIFORNIA AND NEW JERSEY: Partner means a legally sanctioned domestic partnership or civil union that grants the same rights, responsibilities and obligations as married couples in accordance with applicable state law. For more information regarding federal tax laws, please consult a tax advisor.
    NEW HAMPSHIRE: The Federal Defense of Marriage Act states that civil union partners are not considered married under federal law. Therefore, the favorable tax treatment provided by federal tax law to a surviving spouse is NOT available to a surviving civil union partner. For information regarding federal tax laws, please consult a tax advisor.

    ALL OTHER STATES: Only a spouse, as defined by federal tax law, is eligible.

================================================================================
                    OPTIONAL. This consent allows you to receive the prospectus
 9. E-MAIL CONSENT  and other regulatory documents electronically via e-mail.
                    This reduces environmental waste and the volume of mail you receive.
================================================================================

    [ ] I DO want to receive my regulatory documents, including the prospectus, statement of additional information, annual and semi-annual reports, and proxy statements via e-mail, and I understand and agree:
      a. This consent will be in effect until I revoke it;
      b. While at certain times the Company may still choose to deliver paper copies, I can receive paper copies at any time by calling CUNA Mutual Insurance Society at 1.800.798.5500;
      c. I may be charged by a third party vendor for the access to the Internet necessary to obtain the documents and/or download Adobe Reader software, but I will not be charged by CUNA Mutual Insurance Society; and
      d. I must have access to computer equipment and software that can access a website and read documents formatted for Adobe Reader. Adobe Reader software can be downloaded for no charge at www.adobe.com.

    You must provide a valid e-mail address to participate in electronic delivery of your regulatory documents. You will receive an e-mail confirmation of your consent. The consent process will be complete only when you reply to that e-mail as instructed.

    Owner E-mail________________________________________________________________
                PRINT E-MAIL ADDRESS

    Co-owner E-mail (if different than Owner E-mail) ___________________________
                                                     PRINT E-MAIL ADDRESS

================================================================================
                          REQUIRED. Complete a percent for each desired allocation. Use only whole percent (1%) increments.
 10. PAYMENT ALLOCATIONS  Columns must total 100%. Minimum is $1,000 for fixed periods and DCA accounts. Minimum is 1% for all other subaccounts.
================================================================================

    Not all allocations are available with living benefits; see first two columns. If a DCA account is selected, you must complete DCA transfer allocations. If no DCA transfer allocations are selected, transfers will be allocated to the Money Market Fund for contracts without living benefits. If you selected a living benefit in section 7, any future purchase payments will be automatically allocated directly to the DCA transfer allocations selected below, unless otherwise specified. Annual portfolio rebalancing is automatically included for all selections below that display 100%. The Company reserves the right to restrict purchase payments and transfers to fixed periods and DCA accounts.

AVAILABLE WITH
--------------
 GMAB   GLWB                PURCHASE PAYMENT ALLOCATIONS                                          DCA TRANSFER ALLOCATIONS
---------------------------------------------------------------------------------------------------------------------------------
             FIXED PERIODS Available only in Connecticut.
---------------------------------------------------------------------------------------------------------------------------------
                         %  1-Year Fixed Period
---------------------------------------------------------------------------------------------------------------------------------
             DOLLAR COST AVERAGING ACCOUNTS If a living benefit is selected in section 7, only one DCA account (for 100%) may be selected.
-----------------------------------------------------------------------------------------------------------------------------------
  o     o                %  DCA 6-Month
  o     o                %  DCA 1-Year                               6-MONTH         1-YEAR
-----------------------------------------------------------------------------------------------------------------------------------
             TARGET ALLOCATIONS
-----------------------------------------------------------------------------------------------------------------------------------
  o     o                %  Conservative Allocation                          %             %  Conservative Allocation
-----------------------------------------------------------------------------------------------------------------------------------
  o     o    [ ]    100  %  Conservative/Moderate (67/33) Blend    [ ]  100  %    [ ]  100 %  Conservative/Moderate (67/33) Blend
-----------------------------------------------------------------------------------------------------------------------------------
        o                %  Moderate Allocation                              %             %  Moderate Allocation
-----------------------------------------------------------------------------------------------------------------------------------
                         %  Aggressive Allocation                            %             %  Aggressive Allocation
-----------------------------------------------------------------------------------------------------------------------------------
             MODEL PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------------
  o     o    [ ]    100  %  I-Model Conservative (50/50)           [ ]  100  %    [ ]  100 %  I-Model Conservative (50/50)
-----------------------------------------------------------------------------------------------------------------------------------
  o     o    [ ]    100  %  I-Model Conservative/Moderate (60/40)  [ ]  100  %    [ ]  100 %  I-Model Conservative/Moderate (60/40)
-----------------------------------------------------------------------------------------------------------------------------------
        o    [ ]    100  %  I-Model Moderate (70/30)               [ ]  100  %    [ ]  100 %  I-Model Moderate (70/30)
-----------------------------------------------------------------------------------------------------------------------------------
             [ ]    100  %  I-Model Moderate/Aggressive (80/20)    [ ]  100  %    [ ]  100 %  I-Model Moderate/Aggressive (80/20)
-----------------------------------------------------------------------------------------------------------------------------------
             [ ]    100  %  I-Model Aggressive (90/10)             [ ]  100  %    [ ]  100 %  I-Model Aggressive (90/10)
-----------------------------------------------------------------------------------------------------------------------------------
  o     o    [ ]    100  %  R-Model Conservative (50/50)           [ ]  100  %    [ ]  100 %  R-Model Conservative (50/50)
-----------------------------------------------------------------------------------------------------------------------------------
  o     o    [ ]    100  %  R-Model Conservative/Moderate (60/40)  [ ]  100  %    [ ]  100 %  R-Model Conservative/Moderate (60/40)
-----------------------------------------------------------------------------------------------------------------------------------
        o    [ ]    100  %  R-Model Moderate (70/30)               [ ]  100  %    [ ]  100 %  R-Model Moderate (70/30)
-----------------------------------------------------------------------------------------------------------------------------------
             [ ]    100  %  R-Model Moderate/Aggressive (80/20)    [ ]  100  %    [ ]  100 %  R-Model Moderate/Aggressive (80/20)
-----------------------------------------------------------------------------------------------------------------------------------
             [ ]    100  %  R-Model Aggressive (90/10)             [ ]  100  %    [ ]  100 %  R-Model Aggressive (90/10)
-----------------------------------------------------------------------------------------------------------------------------------
  o     o    [ ]    100  %  C-Model Conservative (50/50)           [ ]  100  %    [ ]  100 %  C-Model Conservative (50/50)
-----------------------------------------------------------------------------------------------------------------------------------
  o     o    [ ]    100  %  C-Model Conservative/Moderate (60/40)  [ ]  100  %    [ ]  100 %  C-Model Conservative/Moderate (60/40)
-----------------------------------------------------------------------------------------------------------------------------------
        o    [ ]    100  %  C-Model Moderate (70/30)               [ ]  100  %    [ ]  100 %  C-Model Moderate (70/30)
-----------------------------------------------------------------------------------------------------------------------------------
             [ ]    100  %  C-Model Moderate/Aggressive (80/20)    [ ]  100  %    [ ]  100 %  C-Model Moderate/Aggressive (80/20)
-----------------------------------------------------------------------------------------------------------------------------------
             [ ]    100  %  C-Model Aggressive (90/10)             [ ]  100  %    [ ]  100 %  C-Model Aggressive (90/10)
-----------------------------------------------------------------------------------------------------------------------------------
             ULTRA SERIES SUBACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
                         %  Money Market                                     %             %  Money Market
-----------------------------------------------------------------------------------------------------------------------------------
                         %  Bond                                             %             %  Bond
-----------------------------------------------------------------------------------------------------------------------------------
                         %  High Income                                      %             %  High Income
-----------------------------------------------------------------------------------------------------------------------------------
  o     o                %  Diversified Income                               %             %  Diversified Income
-----------------------------------------------------------------------------------------------------------------------------------
                         %  Large Cap Value                                  %             %  Large Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
                         %  Large Cap Growth                                 %             %  Large Cap Growth
-----------------------------------------------------------------------------------------------------------------------------------
                         %  Mid Cap Value                                    %             %  Mid Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
                         %  Mid Cap Growth                                   %             %  Mid Cap Growth
-----------------------------------------------------------------------------------------------------------------------------------
                         %  Small Cap Value                                  %             %  Small Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
                         %  Small Cap Growth                                 %             %  Small Cap Growth
-----------------------------------------------------------------------------------------------------------------------------------
                         %  Global Securities                                %             %  Global Securities
-----------------------------------------------------------------------------------------------------------------------------------
                         %  International Stock                              %             %  International Stock
-----------------------------------------------------------------------------------------------------------------------------------
             RETAIL SUBACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
                         %  PIMCO VIT Total Return                           %             %  PIMCO VIT Total Return
-----------------------------------------------------------------------------------------------------------------------------------
                         %  PIMCO VIT Global Bond Unhedged                   %             %  PIMCO VIT Global Bond Unhedged
-----------------------------------------------------------------------------------------------------------------------------------
                         %  PIMCO VIT CommodityRealReturn                    %             %  PIMCO VIT CommodityRealReturn
-----------------------------------------------------------------------------------------------------------------------------------
                         %  Franklin High Income IV                          %             %  Franklin High Income IV
-----------------------------------------------------------------------------------------------------------------------------------
                         %  Franklin Income Securities IV                    %             %  Franklin Income Securities IV
-----------------------------------------------------------------------------------------------------------------------------------
                         %  Mutual Global Discovery Securities IV            %             %  Mutual Global Discovery Securities IV
-----------------------------------------------------------------------------------------------------------------------------------
                         %  Oppenheimer Main Street/VA Svc                   %             %  Oppenheimer Main Street/VA Svc
-----------------------------------------------------------------------------------------------------------------------------------
                         %  Oppenheimer Main St Small Cap/VA Svc             %             %  Oppenheimer Main St Small Cap/VA Svc
-----------------------------------------------------------------------------------------------------------------------------------
                         %  Oppenheimer Intl Growth/VA Svc                   %             %  Oppenheimer Intl Growth/VA Svc
-----------------------------------------------------------------------------------------------------------------------------------
                         %  Van Kampen LIT Growth & Income                   %             %  Van Kampen LIT Growth & Income
-----------------------------------------------------------------------------------------------------------------------------------
                         %  Van Kampen LIT Mid Cap Growth                    %             %  Van Kampen LIT Mid Cap Growth
-----------------------------------------------------------------------------------------------------------------------------------
                         %  AIM VI Global Real Estate                        %             %  AIM VI Global Real Estate
-----------------------------------------------------------------------------------------------------------------------------------
                    100  %  TOTAL                                       100  %         100 %  TOTAL
-----------------------------------------------------------------------------------------------------------------------------------

================================================================================
 11. SPECIAL INSTRUCTIONS  OPTIONAL. Please print clearly.
================================================================================

    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------

================================================================================
 12. FRAUD WARNING  REQUIRED. Refer to the warning for the owner's state of residence shown below.
================================================================================

    DISTRICT OF COLUMBIA: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

    MARYLAND: Any person who knowingly and willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

    NEW JERSEY: Any person who includes any false or misleading information in an application for an insurance policy is subject to criminal and civil penalties.

    PENNSYLVANIA: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

    PUERTO RICO: Any person who knowingly includes false information in an application for insurance, or presents a fraudulent claim for payment of a loss or benefit, or files more than one claim for the same loss, commits a felony. If found guilty, such person is subject to fines ($5,000 to $10,000) or confinement in prison (2 to 5 years) or both for each violation.

    WASHINGTON: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

    ALL OTHER STATES: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit, or knowingly presents false information in an application for insurance, may be guilty of a crime and may be subject to fines and confinement in prison, depending on state law.

================================================================================
 13. STATE NOTICE  REQUIRED. Refer to the notice for the owner's state of residence shown below.
================================================================================

    CALIFORNIA: I understand that I will have 10 days to examine my contract after I receive it (30 days if I am age 60 or older, or if I am any age and this contract replaces an existing contract). I further understand that if I exercise my right to cancel during the 10-day period (or 30-day period, if applicable) that I will receive a refund of my purchase payments adjusted to reflect a gain or loss. I understand that my refund could be less than the amount paid for the contract if my purchase payment allocation is to a model or variable subaccount.

    NORTH CAROLINA: Suitability Acknowledgement - By signing this application I acknowledge that this annuity meets my financial objectives and anticipated needs.

    OREGON: If this contract will replace, change or modify an existing policy or contract, I hereby confirm that my registered representative has reviewed all product features, fees and charges with me.

    ALL STATES EXCEPT OREGON: If this contract will replace, change or modify an existing policy or contract, I hereby confirm my belief that replacing my existing contract is suitable, and I have considered product features, fees and charges.

================================================================================
 14. AGREEMENT  REQUIRED. Read and have all parties to the contract named in section 2 sign below.
================================================================================

     o I represent that all my statements and answers given on this application are correct and true to the best of my knowledge and belief and are made as a basis for my application.

     o I understand that no registered representative/agent/insurance producer is authorized to make, modify or discharge any annuity contract provision or waive any of the Company's rights or requirements.

     o I understand that federal law requires all financial institutions to obtain the name, residential address, date of birth and government-issued taxpayer identification number, and any other information necessary to sufficiently verify the identity of each customer.

     o If an owner is named in section 2c, I, as the annuitant, hereby consent to this coverage. I understand I have no rights of ownership to the contract, including no right to name a beneficiary.

     o I agree that my purchase payments are to be allocated as indicated in section 10.

     o I understand the following applies based on the plan option I selected in section 1.

         VA III - STANDARD PLAN: PLAN TYPES OTHER THAN 457 - Each purchase payment has an individual surrender charge schedule which begins when the purchase payment is credited to my contract and continues for 7 years. The amount of the surrender charge is determined separately for each purchase payment and is based on the purchase payment and not on the contract year. 457 PLAN TYPES - The surrender charge schedule begins on my contract issue date and continues for 7 years following my contract issue date.

         VA III - FOUR-YEAR PLAN: Each purchase payment has an individual surrender charge schedule which begins when the purchase payment is credited to my contract. The amount of the surrender charge is determined separately for each purchase payment and is based on the contract year it was credited and the number of years since it was credited. Beginning with my 5th contract year, there are no surrender charges.

         VA III - EXTRA CREDIT PLAN: Each purchase payment has an individual surrender charge schedule which begins when the purchase payment is credited to my contract and continues for 7 years. The amount of the surrender charge is determined separately for each purchase payment and is based on the purchase payment and not on the contract year.

     o I ACKNOWLEDGE RECEIPT OF A CURRENT VARIABLE ANNUITY PROSPECTUS.

   [ ] I request a Statement of Additional Information.

       I UNDERSTAND THAT CONTRACT VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

Signed at _____________________________________________  ______________
          CITY                                           STATE

______________________________________________________________  _______  _____________________________________________  _______
SIGNATURE OF ANNUITANT/OWNER (NAMED IN SECTION 2A)              DATE     SIGNATURE OF ANNUITANT/OWNER'S SPOUSE/PARTNER  DATE
                                                                         (IF DEATH BENEFIT IS SELECTED IN SECTION 8B)

______________________________________________________________  _______  _____________________________________________  _______
SIGNATURE OF CO-ANNUITANT (NAMED IN SECTION 2B)                 DATE     WISCONSIN SPOUSAL CONSENT: SIGNATURE           DATE
                                                                         OF OWNER'S SPOUSE
                                                                         (IF BENEFICIARY OTHER THAN SPOUSE IS NAMED
                                                                         IN SECTION 5)

______________________________________________________________  _______  _____________________________________________  _______
SIGNATURE OF OWNER/TRUSTEE/AUTHORIZED OFFICER (NAMED IN         DATE     TITLE OF AUTHORIZED OFFICER (IF CREDIT UNION   DATE
SECTION 2C)                                                              IS NAMED IN SECTION 2C)

______________________________________________________________  _______
SIGNATURE OF CO-OWNER (NAMED IN SECTION 2D)                     DATE

================================================================================
 15. HOME OFFICE ONLY  For administrative purposes only. Not to be used for any change that requires the owner's agreement in writing.
================================================================================

================================================================================
16.  REGISTERED REPRESENTATIVE SECTION  REQUIRED. To be completed by registered representative/agent/insurance
                                                  producer.
================================================================================
     See the Instruction Sheet provided with this application to determine if replacement forms are required in the owner's state of residence for any "yes" responses below.

     o  To the best of my knowledge:
        [ ] Yes    [ ] No    Does the applicant have any existing life
                             insurance or annuities with our Company or any
                             other company?
                             If yes, a completed Important Notice: Replacement
                             of Life Insurance or Annuities must accompany this
                             application if required by the owner's state of
                             residence.
        [ ] Yes    [ ] No    Will this contract replace, discontinue or change
                             any existing life insurance or annuities with our
                             Company or any other company?
                             If yes, a completed Replacement Form must
                             accompany this application if required by the
                             owner's state of residence.
                             If yes, I confirm:
                             a.  This replacement meets the standards for
                                 replacement sales identified in CUNA Mutual
                                 Insurance Society's Statement Regarding the
                                 Acceptability of Life and Annuity Replacement Sales.
                             b.  The following sales materials were used:
                                 If no sales materials were used, state "None."
                                 _______________________________________________

o I select the following compensation option:             STANDARD PLAN       FOUR-YEAR PLAN       EXTRA CREDIT PLAN
  If no option is selected, then option 1 will apply.     [ ] 1(T025)         [ ] 1(T100)          [ ] 1(T025)
                                                          [ ] 2(T050)         [ ] 2(T075)          [ ] 2(T050)
                                                          [ ] 3(T075)         [ ] 3(T050)          [ ] 3(T075)
                                                          [ ] 4(T000)         [ ] 4(T000)          ----------
                                                          [ ] 5(T100)         ----------           [ ] 5(T100)

     o If the applicant is an active duty member of the United States Armed Forces (including active duty military reserve personnel), I certify that this application was not solicited and/or signed on a military base or installation.

     o If sales materials were used, I certify that I have used only CUNA Mutual Insurance Society's approved sales materials in connection with this sale and that copies of all sales materials used were left with the applicant.

     o I have explained to the owner(s) how the annuity will meet their current financial needs and objectives.

     o I certify that I have reviewed this application and have determined that its proposed purchase is suitable as required under law, based in part on information provided by the owner(s), as applicable, including age, income, net worth, tax status and any existing investments and insurance program.

     o I certify that I have also considered the liquidity needs of the owner(s), along with risk tolerance and investment time horizon; I have followed my broker/dealer's suitability guidelines in both the recommendation of this annuity and the choices of investment options; and I acknowledge that this application is subject to review for suitability by my broker/dealer.

     o I am FINRA-registered and state-licensed for variable annuity contracts in all required jurisdictions.

     o I certify that I have truly and accurately recorded the information provided by the applicant.

     I UNDERSTAND THAT WHEN I SIGN THIS APPLICATION, I AM AGREEING TO ALL THE TERMS AND CONDITIONS APPLICABLE TO ME AS A REGISTERED REPRESENTATIVE.

Signature   ________________________________________________________________        Date  ___________________________________
            SIGNATURE OF REGISTERED REPRESENTATIVE

Rep ID            ____________________________________   Rep Name   _________________________________________________________
                  5-DIGIT REP NUMBER                                PRINT FULL NAME
Agent License ID  ____________________________________   Rep E-mail _______________________  Rep Phone ______________________
                  FLORIDA ONLY                                      PRINT E-MAIL ADDRESS               BEST NUMBER TO CALL
Credit Union ID   ____________________________________                  _____________________________________________________
                  8-DIGIT CU NUMBER (IF APPLICABLE)                     PRINT NAME OF CREDIT UNION (IF APPLICABLE)

Broker/Dealer ID  ____________________________________                  _____________________________________________________
                  B/D NUMBER (IF OTHER THAN CBSI)                       PRINT NAME OF BROKER/DEALER

General Agent ID  ____________________________________                  _____________________________________________________
                  GA NUMBER (IF APPLICABLE)                             PRINT NAME OF GENERAL AGENT (IF APPLICABLE)

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